MOVABLE HYPOTHEC

APPEARED

            , a corporation incorporated under the laws of Switzerland, and having its head office at 17 Bis, De Lausanne Street, Post Office Box 550, Ch 1211, Geneva 70, Switzerland, acting as Trustee on behalf of the holder of convertible debentures series "A" and series "B", issued in Newtech Brakes Corp.
                  Hereinafter called the or "The Attorney of the Creditors"

            A notice of address whereof has been published in the register of personal and movable real rights under the number _

AND

            NEWTECH BRAKE CORP.,  a corporation  incorporated  under the laws of
            Delaware,   U.S.A.,  and  having  its  head  office  at  779,  boul.
            Industriel, Blainville, Province of Quebec, Canada, J7C 3V3

                                               Hereinafter called the "Borrower"


WHO have hereby agreed and declared as follows:

1.    PRELIMINARIES

      Whereas the Borrower intends to issue 40 Convertible debentures Series "A" having a face value of $US250,000.00 for a total of $US10,000,000.00 and to issue 48 Convertible debentures Series "B" of $US250,000.00 for a total of $US12,000,000.00.

      Whereas the Borrower intended to secure the Said debentures "A" and "B" with a movable hypothec for the benefit of the debenture holders.

      Whereas the Attorney of the creditors mentioned above represents the debenture holders.

2.    LOAN

      The loan consists of a first loan in the amount of $US 10,000.000.00 evidenced by debentures Series "A" and a second loan in the amount of $US 12,000,000.00 evidenced in debentures Series "B" issued by the Borrower.

      A total of 40 series `A' convertible debentures are issued in order to evidence the loan for a total amount of $US10,000,000.00. Each debenture is composed of one convertible debenture series `A' having a face value of $US 250,000.00 convertible into common shares of Newtech Brake Corp..

      A total of 48 series `B' convertible debentures are issued in order to evidence the loan for a total amount of $US 12,000,000.00. Each debenture is composed of one convertible debenture series `B' having a face value of $US 250,000.00 convertible into common shares of Newtech Brake Corp.

3.    DISBURSEMENT

      This loan shall be disbursed in one or more instalments when all the conditions applicable to the loan have been fulfilled and, in particular, when registration of these presents in the register of personal and movable real rights has been effected.

4.    REPAYMENT

      The principal amount of the Loan shall be repaid together with a period of five (5) years from the date of issuance of the debentures if conversion has not taken place.

5.    RETURN ON INVESTMENT

      The return on investment, repayment and prepayment of the Loan conditions are described in Schedule `A' hereto.

6.    PLACE OF PAYMENT AND DELIVERY OF DOCUMENTS

      Any payment, repayment, or delivery of documents due hereunder shall be made to the Attorney of the creditors at the address designated hereinbelow or at such other place which the Attorney of the creditors may designate in writing to the Borrower.

7.    PRINCIPAL HYPOTHEC

      To secure the repayment of capital, the payment of interest, costs, accessories, and the performance of all the obligations undertaken in consideration of the present loan, the Borrower hereby hypothecates in favor of the Attorney of the Creditors for the benefit of the debenture holders, to the extent of the said sum of TWENTY TWO MILLION dollars US ($US 22,000,000), and also hypothecate to the extend of the return on investment of the loan totaling THIRTY MILLION FOUR HUNDRED THIRTY TWO THOUSAND dollars US ($US 30,432,000.00), for a total amount of FIFTY TWO MILLION FOUR HUNDRED THIRTY TWO THOUSAND dollars US ($US 52,432,000.00) the following movable property:

                                   DESCRIPTION

      LICENSING AGREEMENT

      a) Licensing Agreement between Newtech Group International Inc. and Newtech Brake Corp. signed on July 1st, 2002, granting know how for production and marketing of brake as well as use of patents for the territory of "U.S.A." annexed hereto as Schedule `C';

      b) Licensing Agreement between Newtech Group International Inc. and Newtech Brake Corp. signed on January 21st, 2003, granting know how for production and marketing of brake as well as use of patents for the territory of "Europe" annexed hereto as Schedule `C'

      c) Licensing Agreement between Newtech Group International Inc. and Newtech Brake Corp. signed on May 6th, 2003, granting know how for production of and marketing brake as well as use of patents for the territory of "World except U.S.A." annexed hereto as Schedule `C'.

8.    ATTORNEY OF THE CREDITORS

      The property hypothecated herein shall be assigned, pledged and deposited upon the Attorney of the creditors herein pursuant to the agreement signed by the parties and annexed hereto as Schedule `D' which shall form part of this agreement.

9. Mtre Eric Batiot, Notaire at Montreal, Province of Quebec, Canada, accepts to act as Attorney of the creditors for the purpose of the moveable hypothec pursuant to the Power Attorney Agreement, Schedule `C' herein.

10.   ADDITIONAL HYPOTHEC

      To secure the payment of all sums not secured by the principal hypothec created hereinabove, and in particular, interest due for the current and three preceding years interest on the interest, and all other amounts expended by the Attorney of the creditors to protect his hypothecary claim, including, but not limited to, insurance premiums, taxes, costs, and other accessories, an additional hypothec is created by the Borrower on the said property. Consequently, the Borrower hereby hypothecates the said property in favor of the Attorney of the creditors for an additional amount equivalent to 20% the total debentures.

11.   CHARGES AND CONDITIONS

      11.1  Costs

      The Borrower shall pay the fees and costs of these presents, and all other expenses, including those arising from any renewal, notice, hypothec, renunciation, granting of priority, acquittance, or release relating hereto.

      11.2  Putting the Borrower in default

      The mere lapse of time for the fulfillment by the Borrower of any of the obligations stipulated herein shall put him in default, after having received the forty five (45) days of written default notice.

      11.3  Hypothecs or prior claims

      The Borrower undertakes to keep the property free of all prior claims, hypothecs, or encumbrances whatsoever which might have precedence over the Attorney of the creditors's rights, save those declared hereinbelow. He binds and obliges himself to furnish at his expense, to the Attorney of the creditors on request, any renunciation, granting of priority, acquittance, or release which the latter may deem necessary to protect the priority of his rights on the hypothecated property.

      11.4  Cancellation of hypothecs or prior claims

      The Attorney of the creditors is hereby authorized, at the Borrower's expense and from the proceeds of the present loan, to effect the cancellation of all hypothecary inscriptions and charges whatsoever, save those declared hereinbelow, which may affect the property and have priority over the hypothec granted hereby.

      11.5  Alienation of the property

      The Borrower undertakes to give prior written notice to the Attorney of the creditors of any intended sale, transfer, or alienation of part or all of the security, or part or all of his rights in the security.

      The Attorney of the creditors may then release the property from the present hypothec, subject to any conditions he may deem appropriate, otherwise, the Borrower shall ensure that the subsequent purchaser assumes solidarily with him, and as the case may be, with any co-owner, the payment of the present and future debentures. The Borrower shall also ensure that the purchaser adheres to the present hypothec and to the terms and conditions hereof and furnishes the Attorney of the creditors, which is in conformity with the requirements of these presents.

      After the sale, transfer, or alienation of the property, the Borrower shall formally notify the Attorney of the creditors by written notice indicating the names of the vendor and purchaser and a description of the relevant security. Such notice shall be accompanied by copies of all the acts and documents pertaining to the sale, transfer, or alienation of the said security, as well as a certified copy of the registration of a notice of preservation of hypothec under the purchaser's name and proof that such notice was transmitted to him.

12.   DECLARATIONS OF THE BORROWER

      The Borrower makes the following declarations, which he warrants to be entirely true and which are essential for the present loan, namely:

      (a) The security belongs to him in full and absolute ownership and is free of all prior claims, hypothecs, and other charges whatsoever.

      (b) The security is situated at at 779, boul. Industriel, Blainville, Province of Quebec, Canada, J7C 3V3.

      (c)   It is the beneficial owner of the said Licensing Agreement.

      (d) The licensing Agreements are free and clear of all liens, mortgages, charges and security interests whatsoever other than those created hereunder in favor of the Lender, except the charges in favor of Newtech Group International Inc. stipulated in the Licensing Agreement.

      (e)   The said Licensing Agreement are valid and in good standing.

13.   DEFAULT

      13.1  The Borrower shall be in default if he

            (a) fails to pay, on their respective due dates, the return on investment due under the terms hereof;

            (b) makes an assignment of property in favor of his creditors, is put into bankruptcy or liquidation, becomes insolvent, makes a proposal, or avails himself of the Companies' Creditors Arrangement Act;

            (c) fails to obtain the release of any seizure of the security in execution of a judgment;

            (d) fails to obtain the release of any prior notice of the exercise of a hypothecary right or any other right registered against the security or fails to remedy any default under the terms of another hypothec or charge affecting the security;

            (e) makes a false or inaccurate declaration herein.

      13.2 In the event of default, the Attorney of the creditors shall be entitled, without prejudice to his other rights and recourses,

            (a) to exact the immediate payment of the whole of his claim, in capital, interest, costs, and accessories;

            (b) to execute any obligation which has not been fulfilled by the Borrower, in the place and at the expense of the latter;

            (f) to exercise all the hypothecary recourses to which he is entitled by law, after having served and registered prior notice of the exercise of his hypothecary rights and respected the delay for surrender of the property, the whole in accordance with articles 2748 and following of the Civil Code of Quebec.

14.   PROVISIONS CONCERNING THE ATTORNEY

      14.1 The Attorney shall do everything required of him by one or other of the parties according to the present agreement, with reasonable diligence or, when he must act alone, according to his best judgment the whole in order to give effect to this agreement with no personal liability toward the parties, either in the respect of his decision or in respect of validity of any deeds or documents signed by him in good faith.

      14.2 The Lender and the Borrower undertake, as well, jointly and solidarily, to hold the Attorney free and harmless of losses, damages, costs and expenses that the latter may incur in the exercise of his duties.

      14.3 The Attorney will have the right to resign from his position at any time without having to give any reason therefore. In order to exercise this right, the Attorney shall notify the Lender hereto in writing of his intention to resign. Upon receipt of this notice, the Lender shall name a new Attorney to act hereunder and notify the Attorney in writing of such appointment. The Attorney will then transfer the Licensing Agreement to the new Attorney and deliver to him all the pertaining documents.

      14.4 If the Lender fails to appoint a new Attorney or to advise the Attorney of such appointment within ten (10) days of the latter's notice of intention to resign, the Attorney may in his sole discretion, appoint his replacement by notaries deed in which the replacement accepts the charge of replacement Attorney, or simply have an Attorney appointed by a Court in the judicial district of Montreal, Province of Quebec, Canada. The decision of the Attorney will bind the Lender and the Borrower from the time they have been advised in writing thereof.

15.   ELECTION OF DOMICILE

      The Borrower elects domicile at its address mentioned herein. Should the Attorney of the creditors be unable to reach them at these addresses or at the addresses most recently furnished to the Trustee in writing, the parties concerned elect domicile at the office of the Clerk of the Superior Court for the District of Montreal.

16.   INTERPRETATION CLAUSE

      Whenever the context so requires, the singular shall be interpreted as plural, and vice versa, and the masculine gender as feminine or neuter. In particular, the term "security" when used herein without any other qualifier means each and every movable hypothecated hereinabove.

17.   OTHER CONDITIONS

      a) The Attorney of the creditors herein may exercise all the powers to realize the security or property hypothecated herein mentioned pursuant to the terms and conditions of the Power Attorney Agreement annexed hereto as Schedule `C';

      b) The Attorney of the creditors herein shall hold as depository on behalf of the debenture holders all the debentures series "A" and "B" issued pursuant to the Loan Agreement applicable to each series of debentures;

      c) The Attorney of the creditors herein shall act as transfer agent for the debentures issued herein and maintain a register of the debenture holders;

      d) The movable hypothec granted herein shall be registered as a first rank hypothec;

      e) The convertible debentures series "A" and "B" shall rank pari passu with regards to the payment of capital, the return on investment and the realization of the security;

18.   SUSPENSIVE CLAUSE

      In the event of an act of God and/or unforeseeable event and/or irresistible force (hereinafter called "Force majeure") not imputable to the Company, such as: war, embargo, labour disputes, national or international conflicts, politic or government problems, payment of the return on investment and/or reimbursement of the capital of the Debentures (face value or residual face value) will be postponed for a period of time equal to the delays occasioned by said Force Majeure.

      The Borrower shall advise the Attorney of the creditors of any such Force Majeure, who, in turn, shall advise the holders of Debentures.

19.   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec applicable therein and each of the parties hereto agrees irrevocably to conform to the exclusive jurisdiction of the Courts of such Province.

      Les parties aux presentes ont convenu que cette entente soit redigee dans la langue anglaise. The parties hereto have agreed that this Agreement be drawn up in the English language.

NEWTECH GROUP INTERNATIONAL, INC., a corporation legally incorporated under the CANADA BUSINESS CORPORATION ACT by Certificate of Incorporation dated January 14, 1999, having its head office at 779 Industrial Boulevard, Blainville, Province of Quebec, Canada J3C 3V3; represented herein by Claude Rancourt, its Secretary, duly authorized by resolution of the board of directors dated March 29, 2005, a copy whereof remains affixed hereto after having been acknowledged as true and signed for identification by the representative in the presence of the Notaire who after having taken communication of these presents declares to consent to the assignment of the license agreements mentioned herein.

AND

CAPITAL POWER INTERNATIONAL LIMITED, a corporation legally incorporated under the Laws of Hong Kong by Certificate of Incorporation dated March 22, 2005, having its head office at 20/F Printing House, 6 Duddel Street, Central Hong Kong, represented herein by Robert Wagner, its duly authorized representative by resolution of the board of directors dated May 28, 2005, a copy whereof remains annexed hereto after having been acknowledged as true and signed for identification by the representative and in the presence of the Notaire who after having taken communication of these presents declares to be satisfied.



WHEREOF ACTE IN MONTREAL, under number Four Thousand Five Hundred and Twenty Seven (4527) of the minutes of the undersigned Notaire

AND AFTER DUE READING, the parties have signed in the presence of the undersigned Notaire.

                                            NEWTECH BRAKE CORP.

                                            /s/ Claude Rancourt
                                            ----------------------------
                                            Per:  Claude Rancourt
                                            Corporation - Borrower


                                            /s/ Eric Batiot
                                            ----------------------------
                                            Mtre Eric Batiot
                                            Attorney


                                            NEWTECH GROUP INTERNATIONAL INC.

                                            /s/ Claude Rancourt
                                            ----------------------------
                                            Per:  Claude Rancourt
                                            Intervenant


                                            /s/ Robert Wagner
                                            ----------------------------
                                            Robert Wagner
                                            Intervenant


                                            /s/ T. Van Nguyen
                                            ----------------------------
                                            Mtre. T. Van Nguyen, Notaire